UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 7, 2019
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition

On May 7, 2019, Evolent Health, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2019, a copy of which is furnished herewith as Exhibit 99.1.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 7, 2019, Evolent Health, Inc. (the “Company”) announced that Nicholas McGrane, Chief Financial Officer of the Company was promoted to Executive Vice President of Corporate Performance. In light of his new role and responsibilities, Mr. McGrane will resign from his position as Chief Financial Officer of the Company, effective July 1, 2019. In addition to his new responsibilities, Mr. McGrane will work closely with John Johnson, the Company’s new Chief Financial Officer with effect from July 1, 2019 (as described below), to facilitate a smooth transition of his position.

(c) On May 7, 2019, the Company’s Board of Directors appointed John Johnson to serve as the Company’s Chief Financial Officer, effective July 1, 2019. Mr. Johnson, 35, has served as the Chief Financial Officer of New Century Health, a subsidiary of the Company, since March 2019. Mr. Johnson also served as the Senior Vice President of Corporate Performance of the Company from January 2018 until March 2019 and as the Vice President of Corporate Performance from April 2016 until December 2017. Mr. Johnson has been instrumental in driving the Company’s financial strategy and performance. Prior to joining the Company, Mr. Johnson was the Managing Partner at Riverbend Analytics, LLC from December 2015 until April 2016 and the Vice President of Strategy at PSA Healthcare from February 2013 until November 2015.

There is no arrangement or understanding between Mr. Johnson and any other person pursuant to which Mr. Johnson was appointed as Chief Financial Officer. Mr. Johnson does not have any family relationships with any director, executive officer, or person nominated or chosen to become a director or executive officer of the Company, and there are no related party transactions with regard to Mr. Johnson that are reportable under Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being furnished with this Form 8-K

Exhibit
Number	Description
99.1	Press release dated May 7, 2019, announcing Evolent Health, Inc.'s financial results for the quarter ended March 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Lydia Stone
Name:	Lydia Stone
Title:	Chief Accounting Officer
and Corporate Controller

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary

Dated: May 7, 2019

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated May 7, 2019, announcing Evolent Health, Inc.'s financial results for the quarter ended March 31, 2019